O FIST2 P-2

                          SUPPLEMENT DATED MAY 12, 2003
                              TO THE PROSPECTUS OF
                       FRANKLIN INVESTORS SECURITIES TRUST
              (FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND,
    FRANKLIN FLOATING RATE DAILY ACCESS FUND AND FRANKLIN TOTAL RETURN FUND)
                               DATED MARCH 1, 2003

The prospectus is amended as follows:

I. The section "Fees and Expenses" on page 35 is replaced with the following:

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                   CLASS A    CLASS B    CLASS C   CLASS R/1
-----------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) as a percentage of offering price .... 4.25%      4.00%     1.99%       1.00%
  Load imposed on purchases ....................................... 4.25%      None      1.00%       None
  Maximum deferred sales charge (load)............................. None/2     4.00%/3   0.99%/4     1.00%

 Please see "Choosing a Share Class" on page 43 for an explanation of how and when these sales charges apply.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                   CLASS A    CLASS B/6  CLASS C/6 CLASS R/1
-----------------------------------------------------------------------------------------------------------
 Management fees/5 ...............................................  0.43%      0.43%     0.43%       0.43%
 Distribution and service (12b-1) fees ...........................  0.25%      0.64%     0.64%       0.50%
 Other expenses/7 ................................................  0.36%      0.36%     0.36%       0.36%
                                                                    ----------------------------------------
 Total annual Fund operating expenses ............................  1.04%      1.43%     1.43%       1.29%
                                                                    ----------------------------------------
 Management fee reduction/5 ...................................... -0.03%     -0.03%    -0.03%      -0.03%
                                                                    ---------------------------------------
 Net annual Fund operating expenses/5 ............................  1.01%      1.40%     1.40%       1.26%

 1. The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses are annualized.

 2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 44) and purchases by certain retirement plans without an initial sales charge.

 3. Declines to zero after six years.

 4. This is equivalent to a change of 1% based on net asset value.

 5. For the fiscal year ended October 31, 2002 and 2003, the manager and administrator had agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 0.68% for Class A, 1.08% for Class B, 1.08% for Class C and 0.93% for Class R.
 The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions and the effect of estimated current fees and expenses, management fees were 0.27% and net annual Fund operating expenses were 0.68%, 1.07%, 1.07% and 0.93% for Class A, Class B, Class C and Class R, respectively, for the fiscal year ended October 31, 2002. After October 31, 2003, the manager and administrator may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

 6. The Fund began offering Class B and Class C shares on March 1, 2002. Annual Fund operating expenses are annualized.

 7. The "Other expenses" information in the table has been restated to reflect current fees and expenses.

 EXAMPLE
 This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.


 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------
 If you sell your shares at the end of the period:
 Class A                                               $524/1   $733     $959    $1,609
 Class B                                               $543     $743     $966    $1,574/2
 Class C                                               $340     $539     $858    $1,763
 Class R                                               $228     $400     $692    $1,523

 If you do not sell your shares:
 Class B                                               $143     $443     $766    $1,574/2
 Class C                                               $241     $539     $858    $1,763
 Class R                                               $128     $400     $692    $1,523

 1. Assumes a contingent deferred sales charge (CDSC) will not apply.

 2. Assumes conversion of Class B shares to Class A shares, after eight years, lowering your annual expenses from that time on.

               Please keep this supplement for future reference.